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                                                                   EXHIBIT 10.31

                             EMPLOYMENT AGREEMENT

     This Employment Agreement is made as of December 31, 2000, by Domino's Pizza LLC, a Michigan limited liability corporation (the "Company") with Patrick Knotts (the "Executive").

                                   RECITALS
                                   --------

     1. The Executive has experience and expertise required by the Company and its Affiliates.

     2. Subject to the terms and conditions hereinafter set forth, the Company therefore wishes to employ the Executive as its Executive Vice President - Corporate Operations and the Executive wishes to accept such employment.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for valid consideration received, the parties agree as follows:

     1.   Employment. Subject to the terms and condition set forth in this
          ----------
          Agreement, the Company offers and the Executive accepts employment hereunder effective as of the date first set forth above (the "Effective Date").

     2.   Term. Subject to earlier termination as hereafter provided, the
          ----
          Executive shall be employed hereunder for an original term of three
          (3) years which term shall be automatically extended thereafter for successive terms of one year each, unless either party provides notice to the other at least 30 days prior to the expiration of the original or any extension term that this Agreement is not to be extended. The term of the Executive's employment under this Agreement, as from time to time extended, is referred to as the "Term."

     3.   Capacity and Performance.
          ------------------------

          3.1  Offices. During the Term, the Executive shall serve the Company
               -------
          in the office of Executive Vice President - Corporate Operations. The Executive shall have such other powers, duties and responsibilities consistent with the Executive's position as Executive Vice President - Corporate Operations as may from time to time be prescribed by the Chief Executive Officer of the Company ("CEO").

          3.2  Performance. During the Term, the Executive shall be employed by
               -----------
          the Company on a full-time basis and shall perform and discharge, faithfully, diligently and to the best of his ability, his duties and responsibilities hereunder. During the Term, the Executive shall devote his full business time exclusively to the advancement of the business and interests of the Company and its Affiliates and to the discharge of his duties and responsibilities hereunder. The Executive shall not engage in any other

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          business activity or serve in any industry, trade, professional, governmental, political, charitable or academic position during the Term of this Agreement, except for such directorships or other positions which he currently holds and has disclosed to the CEO in
          Exhibit 3.2 hereof and except as otherwise may be approved in advance
          -----------
          by the CEO.

     4.   Compensation and Benefits. During the Term, as compensation for all
          -------------------------
          services performed by the Executive under this Agreement and subject to performance of the Executive's duties and obligations to the Company and its Affiliates, pursuant to this Agreement or otherwise, the Executive shall receive the following:

          4.1  Base Salary. Commencing on the date hereof, the Company shall pay
               -----------
          the Executive a base salary at the rate of Two Hundred Eighty Five Thousand Dollars ($285,000) per year, payable in accordance with the payroll practices of the Company for its executives and subject to such increases as the Board of Directors of the Company (the "Board") in its sole discretion may determine from time to time (the "Base Salary").

          4.2  Bonus.
               -----

               (a)  Formula Bonus. Subject to Section 5 hereof, the Company
                    -------------
               shall pay the Executive a bonus in each fiscal year that he is an employee (the "Bonus") within 75 days of the end of the fiscal year in which such Bonus is earned. The amount of the Bonus shall be determined by the Board based on the Company's achievement of pre-established annual targets (each annual target being referred to as "Target"), which shall be based upon the Company's EBITDA. The term "EBITDA" shall mean earnings before interest, taxes, depreciation, amortization, Leadership Team bonuses, and loss or gain on sale or disposal of assets outside of the ordinary course of business (including sales of stores), all as reflected on the Company's financial statements as regularly and consistently prepared. No Bonus shall be paid unless 90% of Target is exceeded in the applicable fiscal year. The Executive shall receive a bonus of seventy five one thousandths of one percent (0. 075%) of his Base Salary for every one- hundredth of one percent (0.01%) (rounded to the nearest hundredth) in excess of 90% of Target that is achieved in the applicable fiscal year. By way of example only, if 100% of Target is achieved, Executive would receive a Bonus under this Section 4.2(a) equal to 75% of Executive's Base Salary.

               (b)  Discretionary Bonus. The Executive shall also be eligible
                    -------------------
               for an annual discretionary bonus, the amount of which is determined in the sole discretion of the CEO based on subjective and objective criteria established by the CEO, of up to 25% of Base Salary.

               (c)  Pro-Ration. Anything to the contrary in this Agreement
                    ----------
               notwithstanding, any Bonus payable to the Executive in this Agreement for any period of service less than a full year shall be prorated by multiplying (x) the

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               amount of the Bonus otherwise payable for the applicable fiscal year in accordance with this Section 4.2 by (y) a fraction, the denominator of which shall be 365 and the numerator of which shall be the number of days during the applicable fiscal year for which the Executive was employed by the Company.

          4.3  Vacations. During the Term, the Executive shall be entitled to
               ---------
          four weeks of vacation per calendar year, to be taken at such times and intervals as shall be determined by the Executive, subject to the reasonable business needs of the Company. The Executive may not accumulate or carry over from one calendar year to another any unused, accrued vacation time. The Executive shall not be entitled to compensation for vacation time not taken.

          4.4  Other Benefits. During the Term and subject to any contribution
               --------------
          therefor required of executives of the Company generally, the Executive shall be entitled to participate in all employee benefit plans, including without limitation any 401(k) plan, from time to time adopted by the Board and in effect for executives of the Company generally (except to the extent such plans are in a category of benefit otherwise provided the Executive hereunder). Such participation shall be subject to (i) the terms of the applicable plan documents and (ii) generally applicable policies of the Company. The Company may alter, modify, add to or delete any aspects of its employee benefit plans at any time as the Board, in its sole judgment, determines to be appropriate.

          4.5  Business Expenses. The Company shall pay or reimburse the
               -----------------
          Executive for all reasonable business expenses, including without limitation the cost of first class air travel and dues for industry-related association memberships, incurred or paid by the Executive in the performance of his duties and responsibilities hereunder, subject to (i) any expense policy of the Company set by the Board from time to time, and (ii) such reasonable substantiation and documentation requirements as may be specified by the Board or CEO from time to time.

          4.6  Airline Clubs. Upon receiving the prior written approval of the
               -------------
          CEO authorizing the Executive to join a particular airline club, the Company shall pay or reimburse the Executive for dues for not less than two nor more than four airline clubs, provided such club memberships serve a direct business purpose and subject to such reasonable substantiation and documentation requirements as to cost and purpose as may be specified by the CEO from time to time.

          4.7  Physicals. The Company shall annually pay for or reimburse the
               ---------
          Executive for the cost of a physical examination and health evaluation performed by a licensed medical doctor, subject to such reasonable substantiation and documentation requirements as to cost as may be specified by the Board or CEO from time to time.

          4.8  Nonqualified Plan. The Executive agrees that the Company may
               -----------------
          amend its nonqualified deferred compensation plan to exclude the Executive from receiving benefits based upon any deferral matching credit or formula.

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     5.   Termination of Employment and Severance Benefit. Notwithstanding the
          -----------------------------------------------
          provisions of Section 2 hereof, the Executive's employment hereunder shall terminate prior to the expiration of the term of this Agreement under the following circumstances:

          5.1  Retirement or Death. In the event of the Executive's retirement
               -------------------
          or death during the Term, the Executive's employment hereunder shall immediately and automatically terminate. In the event of the Executive's retirement after the age of 65 with the prior consent of the Board or death during the Term, the Company shall pay to the Executive (or in the case of death, the Executive's designated beneficiary or, if no beneficiary has been designated by the Executive, to his estate) any Base Salary earned but unpaid through the date of such retirement or death, any Bonus for the fiscal year preceding the year in which such retirement or death occurs that was earned but has not yet been paid and, at the times the Company pays its executives bonuses in accordance with its general payroll policies, an amount equal to that portion of any Bonus earned but unpaid during the fiscal year of such retirement or death (prorated in accordance with Section 4.2).

          5.2  Disability.
               ----------

               5.2.1 The Company may terminate the Executive's employment hereunder, upon notice to the Executive, in the event that the Executive becomes disabled during his employment hereunder through any illness, injury, accident or condition of either a physical or psychological nature and, as a result, is unable to perform substantially all of his duties and responsibilities hereunder for an aggregate of 120 days during any period of 365 consecutive calendar days.

               5.2.2 The Board may designate another employee to act in the Executive's place during any period of the Executive's disability. Notwithstanding any such designation, the Executive shall continue to receive the Base Salary in accordance with
               Section 4.1 and to receive benefits in accordance with Section 4.5, to the extent permitted by the then current terms of the applicable benefit plans, until the Executive becomes eligible for disability income benefits under any disability income plan maintained by the Company, or until the termination of his employment, whichever shall first occur. Upon becoming so eligible, or upon such termination, whichever shall first occur, the Company shall pay to the Executive any Base Salary earned but unpaid through the date of such eligibility or termination and any Bonus for the fiscal year preceding the year of such eligibility or termination that was earned but unpaid. At the times the Company pays its executives bonuses generally, the Company shall pay the Executive an amount equal to that portion of any Bonus earned but unpaid during the fiscal year of such eligibility or termination (prorated in accordance with Section 4.2). During the 18-month period from the date of such eligibility or termination, the Company shall pay the Executive, at its regular pay periods, an amount equal to the difference between the Base Salary and the amounts of

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               disability income benefits that the Executive receives pursuant to the above-referenced disability income plan in respect of such period.

               5.2.3 Except as provided in Section 5.2.2, while receiving disability income payments under any disability income plan maintained by the Company, the Executive shall not be entitled to receive any Base Salary under Section 4.1 or Bonus payments under
               Section 4.2 but shall continue to participate in benefit plans of the Company in accordance with Section 4.4 and the terms of such plans, until the termination of his employment. During the 18-month period from the date of eligibility or termination, whichever shall first occur, the Company shall contribute to the cost of the Executive's participation in group medical plans of the Company, provided that the Executive is entitled to continue such participation under applicable law and plan terms.

               5.2.4 If any question shall arise as to whether during any period the Executive is disabled through any illness, injury, accident or condition of either a physical or psychological nature so as to be unable to perform substantially all of his duties and responsibilities hereunder, the Executive may, and at the request of the Company shall, submit to a medical examination by a physician selected by the Company to whom the Executive or his duly appointed guardian, if any, has no reasonable objection, to determine whether the Executive is so disabled and such determination shall for the purposes of this Agreement be conclusive of the issue. If such question shall arise and the Executive shall fail to submit to such medical examination, the Board's determination of the issue shall be binding on the Executive.

          5.3  By the Company for Cause. The Company may terminate the
               ------------------------
          Executive's employment hereunder for Cause at any time upon notice to the Executive setting forth in reasonable detail the nature of such Cause. The following events or conditions shall constitute "Cause" for termination: (i) Executive's willful failure to perform (other than by reason of disability), or gross negligence in the performance of his duties to the Company or any of its Affiliates and the continuation of such failure or negligence for a period of ten (10) days after notice to the Executive; (ii) the Executive's willful failure to perform (other than by reason of disability) any lawful and reasonable directive of the CEO; (iii) the commission of fraud, embezzlement or theft by the Executive with respect to the Company or any of its Affiliates; or (iv) the conviction of the Executive of, or plea by the Executive of nolo contendere to, any felony or any other crime involving dishonesty or moral turpitude. Anything to the contrary in this Agreement notwithstanding, upon the giving of notice of termination of the Executive's employment hereunder for Cause, the Company and its Affiliates shall have no further obligation or liability to the Executive hereunder, other than for Base Salary earned but unpaid through the date of termination. Without limiting the generality of the foregoing, the Executive shall not be entitled to receive any Bonus amounts which have not been paid prior to the date of termination.

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          5.4  By the Company Other Than for Cause. The Company may terminate
               -----------------------------------
          the Executive's employment hereunder other than for Cause at any time upon notice to the Executive. In the event of such termination, the Company shall pay the Executive: (i) Base Salary earned but unpaid through the date of termination, plus (ii) monthly severance payments, each in an amount equal to the Executive's monthly base compensation in effect at the time of such termination (i.e., 1/12th of the Base Salary) for the period equal to the greater of the remainder of the Term, provided should termination occur during the original Term or during any written extension thereof, or twelve (12) months, plus
          (iii) any unpaid portion of any Bonus for the fiscal year preceding the year in which such termination occurs that was earned but has not been paid, plus (iv) at the times the Company pays its executives bonuses generally, an amount equal to that portion of any Bonus earned but unpaid during the fiscal year of such termination (prorated in accordance with Section 4.2).

          5.5  By the Executive for Good Reason. The Executive may terminate his
               --------------------------------
          employment hereunder for Good Reason, upon notice to the Company setting forth in reasonable detail the nature of such Good Reason. The following shall constitute "Good Reason" for termination by the
          Executive: (i) any material diminution in the nature and scope of the Executive's responsibilities, duties, authority or title; (ii) material failure of the Company to provide the Executive the Base Salary and benefits in accordance with the terms of Section 4 hereof; or (iii) relocation of the Executive's office to a location outside a 50-mile radius of the Company's current headquarters in Ann Arbor, Michigan. In the event of termination in accordance with this Section 5.5, then the Company shall pay the Executive the amounts specified in
          Section 5.4.

          5.6  By the Executive Other Than for Good Reason. The Executive may
               -------------------------------------------
          terminate his employment hereunder at any time upon 90 days written notice to the Company. In the event of termination of the Executive's employment pursuant to this Section 5.6, the CEO or the Board may elect to waive the period of notice, or any portion thereof. The Company will pay the Executive his Base Salary for the notice period, except to the extent so waived by the Board. Upon the giving of notice of termination of the Executive's employment hereunder pursuant to this Section 5.6, the Company and its Affiliates shall have no further obligation or liability to the Executive, other than (i) payment to the Executive of his Base Salary for the period (or portion of such period) indicated above, (ii) continuation of the provision of the benefits set forth in Section 4.4 for the period (or portion of such period) indicated above, and (iii) any unpaid portion of any Bonus for the fiscal year preceding the year in which such termination occurs that was earned but has not been paid.

          5.7  Post-Agreement Employment. In the event the Executive remains in
               -------------------------
          the employ of the Company or any of its Affiliates following termination of this Agreement, by the expiration of the Term or otherwise, then such employment shall be at will.

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     6.   Effect of Termination of Employment. The provisions of this Section 6
          -----------------------------------
          shall apply in the event of termination of Executive's employment, whether due to the expiration of the Term, pursuant to Section 5, or otherwise.

          6.1  Payment in Full. Payment by the Company or its Affiliates of any
               ---------------
          Base Salary, Bonus or other specified amounts that are due to the Executive under the applicable termination provision of Section 5 shall constitute the entire obligation of the Company and its Affiliates to the Executive, except that nothing in this Section 6.1 is intended or shall be construed to affect the rights and obligations of the Company or its Affiliates, on the one hand, and the Executive, on the other, with respect to any option plans, option agreements, subscription agreements, stockholders agreements or other agreements to the extent said rights or obligations therein survive termination of employment.

          6.2  Termination of Benefits. If Executive is terminated by the
               -----------------------
          Company without Cause, or terminates his employment with the Company for Good Reason, and provided that Executive elects continuation of health coverage pursuant to Section 601 through 608 of the Employee Retirement Income Security Act of 1974, as amended ("COBRA"), Company shall pay Executive an amount equal to his monthly COBRA premiums for a period equal to the period remaining in the Term after termination; provided further, such payment will cease upon Executive's entitlement to other health insurance without charge. Except for medical insurance coverage continued pursuant to Section 5.2 hereof, all other benefits shall terminate pursuant to the terms of the applicable benefit plans based on the date of termination of the Executive's employment without regard to any continuation of Base Salary or other payments to the Executive following termination of his employment.

          6.3  Survival of Certain Provisions. Provisions of this Agreement
               ------------------------------
          shall survive any termination of employment if so provided herein or if necessary to accomplish the purpose of other surviving provisions, including, without limitation, the obligations of the Executive under Sections 7 and 8 hereof. The obligation of the Company to make payments to or on behalf of the Executive under Sections 5.2, 5.4 or
          5.5 hereof is expressly conditioned upon the Executive's continued full performance of his obligations under Sections 7 and 8 hereof. The Executive recognizes that, except as expressly provided in Section 5.2, 5.4 or 5.5, no compensation is earned after the termination of his employment.

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     7.   Confidential Information; Intellectual Property.
          -----------------------------------------------

          7.1  Confidentiality. The Executive acknowledges that the Company and
               ---------------
          its Affiliates continually develop Confidential Information (as that term is defined in Section 11.2, below); that the Executive may develop Confidential Information for the Company or its Affiliates and that the Executive may learn of Confidential Information during the course of his employment. The Executive will comply with the policies and procedures of the Company and its Affiliates for protecting Confidential Information and shall never use or disclose to any Person (except as required by applicable law or for the proper performance of his duties and responsibilities to the Company) any Confidential Information obtained by the Executive incident to his employment or other association with the Company and its Affiliates. The Executive understands that this restriction shall continue to apply after his employment terminates, regardless of the reason for such termination.

          7.2  Return of Documents. All documents, records, tapes and other
               --------------------
          media of every kind and description relating to the business, present or otherwise, of the Company and its Affiliates and any copies, in whole or in part, thereof (the "Documents"), whether or not prepared by the Executive, shall be the sole and exclusive property of the Company and its Affiliates. The Executive shall safeguard all Documents and shall surrender to the Company and its Affiliates at the time his employment terminates, or at such earlier time or times as the Board or CEO designee may specify, all Documents then in the Executive's possession or control.

          7.3  Assignment of Rights to Intellectual Property. The Executive
               ---------------------------------------------
          shall promptly and fully disclose all Intellectual Property to the Company. The Executive hereby assigns to the Company (or as otherwise directed by the Company) the Executive's full right, title and interest in and to all Intellectual Property. The Executive shall execute any and all applications for domestic and foreign patents, copyrights or other proprietary rights and to do such other acts (including without limitation the execution and delivery of instruments of further assurance or confirmation) requested by the Company or its Affiliates to assign the Intellectual Property to the Company and to permit the Company and its Affiliates to enforce any patents, copyrights or other proprietary rights to the Intellectual Property. The Executive will not charge the Company or its Affiliates for time spent in complying with these obligations. All copyrightable works that the Executive creates shall be considered "Work For Hire" under applicable laws.

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     8.   Restricted Activities.
          ---------------------

          8.1  Agreement Not to Compete With the Company. During the Executive's
               -----------------------------------------
          employment hereunder and for a period of 24 months following the date of termination thereof (the "Non-Competition Period"), the Executive will not, directly or indirectly, own, manage, operate, control or participate in any manner in the ownership, management, operation or control of, or be connected as an officer, employee, partner, director, principal, member, manager, consultant, agent or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any business, venture or activity which in any material respect competes with the following enumerated business activities to the extent then being conducted or being planned to be conducted by the Company or its Affiliates or being conducted or known by the Executive to being planned to be conducted by the Company or by any of its Affiliates, at or prior to the date on which the Executive's employment under this Agreement is terminated (the "Date of Termination"), in the United States or any other geographic area where such business is being conducted or being planned to be conducted at or prior to the Date of Termination (a "Competitive Business", defined below). For purposes of this Agreement, "Competitive Business" shall be defined as: (i) any company or other entity engaged as a "quick service restaurant" ("QSR") which offers pizza for sale; (ii) any "quick service restaurant" which is then contemplating entering into the pizza business or adding pizza to its menu; (iii) any entity which at the time of Executive's termination of employment with the Company, offers, as a primary product or service, products or services then being offered by the Company or which the Company is actively contemplating offering; and (iv) any entity under common control with an entity included in (i), (ii) or (iii), above. Notwithstanding the foregoing, ownership of not more than 5% of any class of equity security of any publicly traded corporation shall not, of itself, constitute a violation of this Section 8.1.

          8.2  Agreement Not to Solicit Employees or Customers of the Company.
               --------------------------------------------------------------
          During his employment and during the Non-Competition Period the Executive will not, directly or indirectly, (i) recruit or hire or otherwise seek to induce any employees of the Company or any of the Company's Affiliates to terminate their employment or violate any agreement with or duty to the Company or any of the Company's Affiliates; or (ii) solicit or encourage any franchisee or vendor of the Company or of any of the Company's Affiliates to terminate or diminish its relationship with any of them or to violate any agreement with any of them, or, in the case of a franchisee, to conduct with any Person any business or activity that such franchisee conducts or could conduct with the Company or any of the Company's Affiliates.

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     9.   Enforcement of Covenants. The Executive acknowledges that he has
          ------------------------
          carefully read and considered all the terms and conditions of this Agreement, including without limitation the restraints imposed upon his pursuant to Sections 7 and 8 hereof. The Executive agrees that said restraints are necessary for the reasonable and proper protection of the Company and its Affiliates and that each and every one of the restraints is reasonable in respect to subject matter, length of time and geographic area. The Executive further acknowledges that, were he to breach any of the covenants or agreements contained in Sections 7 or 8 hereof, the damage to the Company and its Affiliates could be irreparable. The Executive, therefore, agrees that the Company and its Affiliates, in addition to any other remedies available to it, shall be entitled to preliminary and permanent injunctive relief against any breach or threatened breach by the Executive of any of said covenants or agreements. The parties further agree that in the event that any provision of Section 7 or 8 hereof shall be determined by any court of competent jurisdiction to be unenforceable by reason of it being extended over too great a time, too large a geographic area or too great a range of activities, such provision shall be deemed to be modified to permit its enforcement to the maximum extent permitted by law.

     10.  Conflicting Agreements. The Executive hereby represents and warrants
          ----------------------
          that the execution of this Agreement and the performance of his obligations hereunder will not breach or be in conflict with any other agreement to which or by which the Executive is a party or is bound and that the Executive is not now subject to any covenants against competition or solicitation or similar covenants or other obligations that would affect the performance of his obligations hereunder. The Executive will not disclose to or use on behalf of the Company or any of its Affiliates any proprietary information of a third party without such party's consent.

     11.  Definitions. Words or phrases which are initially capitalized or are
          -----------
          within quotation marks shall have the meanings provided in this
          Section 11 or as specifically defined elsewhere in this Agreement. For purposes of this Agreement, the following definitions apply:

          11.1  Affiliates. "Affiliates" shall mean TISM, Inc., Domino's, Inc.
                ----------
          and all other persons and entities controlling, controlled by or under common control with the Company, where control may be by management authority or equity interest.

          11.2  Confidential Information. "Confidential Information" means any
                ------------------------
          and all information of the Company and its Affiliates that is not generally known by others with whom they compete or do business, or with whom they plan to compete or do business, and any and all information the disclosure of which would otherwise be adverse to the interest of the Company or any of its Affiliates. Confidential Information includes without limitation such information relating to
          (i) the products and services sold or offered by the Company or any of its Affiliates (including without limitation recipes, production processes and heating technology), (ii) the costs, sources of supply, financial performance and strategic plans of the Company and its Affiliates,

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          (iii) the identity of the suppliers to the Company and its Affiliates, and (iv) the people and organizations with whom the Company and its Affiliates have business relationships and those relationships. Confidential Information also includes information that the Company or any of its Affiliates have received belonging to others with any understanding, express or implied, that it would not be disclosed.

          11.3 ERISA. "ERISA" means the federal Employee Retirement Income
               -----
          Security Act of 1974 and any successor statute, and the rules and regulations thereunder, and, in the case of any referenced section thereof, any successor section thereto, collectively and as from time to time amended and in effect.

          11.4 Intellectual Property. "Intellectual Property" means inventions,
               ---------------------
          discoveries, developments, methods, processes, compositions, works, concepts, recipes and ideas (whether or not subject to patent or copyright protection or constituting trade secrets or trademarks or service marks) conceived, made, created, developed or reduced to practice by the Executive (whether alone or with others, whether or not during normal business hours or on or off Company premises) during the Executive's employment that relate to either the business activities or any prospective activity of the Company or any of its Affiliates.

          11.5 Person. "Person" means an individual, a corporation, an
               ------
          association, a partnership, a limited liability company, an estate, a trust and any other entity or organization.

     12.  Withholding. All payments made by the Company under this Agreement
          -----------
          shall be reduced by any tax or other amounts required to be withheld by the Company under applicable law.

     13.  Miscellaneous.
          -------------

          13.1 Assignment. Neither the Company nor the Executive may assign this
               ----------
          Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other; provided, however, that the Company may assign its rights and obligations under this Agreement without the consent of the Executive in the event that the Company shall hereafter affect a reorganization, consolidate with, or merge into, any other Person or transfer all or substantially all of its properties or assets to any other Person, in which event such other Person shall be deemed the "Company" hereunder, as applicable, for all purposes of this Agreement; provided, further, that nothing contained herein shall be construed to place any limitation or restriction on the transfer of the Company's Common Stock in addition to any restrictions set forth in any stockholder agreement applicable to the holders of such shares. This Agreement shall inure to the benefit of and be binding upon the Company and the Executive, and their respective successors, executors, administrators, representatives, heirs and permitted assigns.

          13.2 Severability. If any portion or provision of this Agreement shall
               ------------
          to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the application of such provision in such circumstances shall be deemed modified to permit its enforcement to the maximum extent permitted by law, and both the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable and the remainder of this Agreement shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          13.3 Waiver; Amendment. No waiver of any provision hereof shall be
               -----------------
          effective unless made in writing and signed by the waiving party. The failure of either party to require the performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach. This Agreement may be amended or modified only by a written instrument signed by the Executive and any expressly authorized representative of the Company.

          13.4 Notices. Any and all notices, requests, demands and other
               -------
          communications provided for by this Agreement shall be in writing and shall be effective when delivered in person or deposited in the United States mail, postage prepaid, registered or certified, and addressed
          (i) in the case of the Executive, to: Patrick Knotts at _________________________________________, and (ii) in the case of the
          Company, to the attention of Mr. David A. Brandon, CEO, at 30 Frank Lloyd Wright Drive, Ann Arbor, Michigan 48106, or to such other address as either party may specify by notice to the other actually received.

          13.5 Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
          between the parties and supersedes any and all prior communications, agreements and understandings, written or oral, between the Executive and the Company, or any of its predecessors, with respect to the terms and conditions of the Executive's employment.

          13.6 Counterparts. This Agreement may be executed in any number of
               ------------
          counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

          13.7 Governing Law. This Agreement shall be governed by and construed
               -------------
          in accordance with the domestic substantive laws of the State of Michigan without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

          13.8 Consent to Jurisdiction. Each of the Company and the Executive by
               -----------------------
          its or his execution hereof, (i) hereby irrevocably submits to the jurisdiction of the state courts of the State of Michigan for the purpose of any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof and (ii) hereby waives, to the extent not prohibited by applicable law, and agrees not to assert by way of motion, as a defense or otherwise, in any such claim or action, any claim that it or he is not subject personally to the jurisdiction of the above-named courts, that its or his property is exempt or immune from attachment or execution, that any such proceeding brought in the above-named courts is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each of the Company and the Executive hereby consents to service of process in any such proceeding in any manner permitted by Michigan law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 13.4 hereof is reasonably calculated to give actual notice.

     IN WITNESS WHEREOF, this Agreement has been executed by the Company, by its duly authorized representative, and by the Executive, as of the date first above written.

THE COMPANY:                                    DOMINO'S PIZZA LLC



                                                By: /s/
                                                   ----------------------------
                                                Name:  David A. Brandon
                                                Title: Chairman

THE EXECUTIVE:
                                                /s/
                                                -------------------------------
                                                Name: Patrick Knotts

                                  EXHIBIT 3.2
                                  -----------

           (None, unless additional information is set forth below.)

                                      -14-